================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2004

                                 AMENDMENT NO. 1

                           --------------------------


                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       0-25620                 41-1459569
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


         840 LILY LANE GRAND RAPIDS, MINNESOTA                    55744
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (218) 327-3434


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

This Amendment No. 1 to Current Report on Form 8-K amends the registrant's Current Report on Form 8-K filed on October 7, 2004.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

         The audited financial statements of Loegering Mfg. Inc.
         ("LMI") as of and for the year ended December 31, 2003, together with the unaudited financial statements of LMI as of and for the nine-month period ended September 30, 2004, appear on pages 3 through 16 of this Current Report on Form 8-K/A (Amendment No. 1).

         (b)      Pro forma financial information.

                                                                                                Page

         A.S.V., Inc.:

                  Unaudited Pro Forma Combined Financial Data                                    17

                  Unaudited Pro Forma Combined Balance Sheet                                     18

                  Unaudited Pro Forma Combined Statement of Earnings                             19

                  Notes to Unaudited Pro Forma Combined Financial Statements                     21


         (c)      Exhibits.

         2.1 Merger Agreement, dated as of October 1, 2004, by and among A.S.V., Inc. (the "Company"), LMI, LMI Merger Corp., The Marilyn A. Loegering Revocable Trust and Marilyn A. Loegering (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 7, 2004)

         23.1       Consent of Eide Bailly LLP.

                                                            FINANCIAL STATEMENTS
                                                  SEPTEMBER 30, 2004 (UNAUDITED)
                                                 AND DECEMBER 31, 2003 (AUDITED)














                               LOEGERING MFG. INC.

                          INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------



Board of Directors
LOEGERING MFG. INC.
Casselton, North Dakota

We have audited the accompanying balance sheet of LOEGERING MFG. INC. as of December 31, 2003, and the related statements of operations, comprehensive income, retained earnings and cash flows for the year than ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly in all material respects, the financial position of LOEGERING MFG. INC. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ EIDE BAILLY LLP



Fargo, North Dakota
February 6, 2004

LOEGERING MFG. INC.
BALANCE SHEETS
SEPTEMBER 30, 2004 (UNAUDITED)
AND DECEMBER 31, 2003 (AUDITED)
--------------------------------------------------------------------------------


                                                                            2004                  2003
                                                                        ------------          ------------
                                                                         (Unaudited)            (Audited)
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                          $        --           $    62,818
     Available for sale securities                                               --               414,900
     Receivables
         Trade, less allowance of doubtful accounts of
           $101,694 and $31,514 in 2004 and 2003, respectively            1,530,271             1,816,109
         Current portion of note receivable                                 137,042               137,042
         Other                                                                   --                 4,414
     Inventories                                                          4,802,724             2,139,699
     Prepaids                                                               322,141               145,475
                                                                        -----------           -----------

             Total current assets                                         6,792,178             4,720,457
                                                                        -----------           -----------


PROPERTY, PLANT AND EQUIPMENT                                             4,527,676             3,926,426
     Less accumulated depreciation                                       (3,049,234)           (2,688,766)
                                                                        -----------           -----------
                                                                          1,478,442             1,237,660
                                                                        -----------           -----------


OTHER ASSETS
     Intangible assets, net of accumulated amortization
       of $870,600 and $796,646 in 2004 and 2003, respectively              883,477               957,430
     Note receivable, net of current portion                                122,485               202,926
                                                                        -----------           -----------
                                                                          1,005,962             1,160,356
                                                                        -----------           -----------

TOTAL ASSETS                                                            $ 9,276,582           $ 7,118,473
                                                                        ===========           ===========


See Independent Accountant's Report and Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                             2004                2003
                                                                         ------------         ----------
                                                                         (Unaudited)          (Audited)
LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
     Short-term notes payable                                             $3,050,000          $  500,000
     Current maturities of long-term debt                                    453,383             453,383
     Accounts payable                                                      2,360,048           1,437,379
     Accrued expenses
         Compensation                                                        344,547             383,900
         Warranties                                                           81,321              46,392
         Other                                                               313,206              54,140
                                                                          ----------          ----------

             Total current liabilities                                     6,602,505           2,875,194
                                                                          ----------          ----------


LONG-TERM DEBT, less current maturities                                      265,381             560,533
                                                                          ----------          ----------




STOCKHOLDER'S EQUITY
     Common stock, 1200 shares
       authorized, issued and outstanding                                      1,200               1,200
     Retained earnings                                                     2,407,496           3,639,540
     Accumulated other comprehensive income
         Unrealized holding gain (loss) on marketable securities                  --              42,006
                                                                          ----------          ----------
                                                                           2,408,696           3,682,746
                                                                          ----------          ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                $9,276,582          $7,118,473
                                                                          ==========          ==========

LOEGERING MFG. INC.
STATEMENTS OF OPERATIONS, COMPREHENSIVE INCOME AND RETAINED EARNINGS PERIOD ENDED SEPTEMBER 30, 2004 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2003 (AUDITED)

--------------------------------------------------------------------------------


                                                                          2004                   2003
                                                                      ------------           ------------
                                                                       (Unaudited)            (Audited)
OPERATIONS AND COMPREHENSIVE INCOME

SALES                                                                 $ 10,293,251           $ 12,373,570

COST OF SALES                                                            5,032,777              5,363,686
                                                                      ------------           ------------

GROSS PROFIT                                                             5,260,474              7,009,884

GENERAL AND ADMINISTRATIVE EXPENSES                                      5,792,448              6,274,294
                                                                      ------------           ------------

OPERATING INCOME (LOSS)                                                   (531,974)               735,590

OTHER INCOME (EXPENSE)
     Other income                                                         (144,373)                29,799
     Interest expense                                                     (123,940)              (134,390)
                                                                      ------------           ------------
                                                                          (268,313)              (104,591)
                                                                      ------------           ------------

NET INCOME (LOSS)                                                         (800,287)               630,999

OTHER COMPREHENSIVE GAIN
     Unrealized gain (loss) on available for sale securities                    --                101,456
                                                                      ------------           ------------

COMPREHENSIVE INCOME (LOSS)                                           $   (800,287)          $    732,455
                                                                      ============           ============

RETAINED EARNINGS

BALANCE, BEGINNING OF PERIOD                                          $  3,639,540           $  3,273,453

     Net income (loss)                                                    (800,287)               630,999
     Distributions to member                                              (431,757)              (264,912)
                                                                      ------------           ------------

BALANCE, END OF PERIOD                                                $  2,407,496           $  3,639,540
                                                                      ============           ============



See Independent Accountant's Report and Notes to Financial Statements.

LOEGERING MFG. INC.
STATEMENTS OF CASH FLOWS
PERIOD ENDED SEPTEMBER 30, 2004 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2003 (AUDITED)

--------------------------------------------------------------------------------


                                                                         2004                  2003
                                                                     ------------          -----------
                                                                      (Unaudited)           (Audited)
OPERATING ACTIVITIES
     Net income (loss)                                               $  (800,287)          $   630,999
     Charges and credits to net earnings not affecting cash
         Depreciation and amortization                                   434,422               522,074
         Loss on sale of investment                                       (3,048)                4,485
     Changes in assets and liabilities
         Receivables                                                     290,252              (396,336)
         Inventories                                                  (2,663,025)             (560,694)
         Prepaid expenses                                               (176,666)              (64,007)
         Accounts payable                                                922,669               621,898
         Accrued expenses                                                254,642               275,146
                                                                     -----------           -----------

NET CASH FROM OPERATING ACTIVITIES                                    (1,741,041)            1,033,565
                                                                     -----------           -----------

INVESTING ACTIVITIES
     Payments received on note receivable                                 80,441               125,289
     Proceeds on sale of securities                                      591,314               194,170
     Purchase of available for sale securities                          (215,372)             (144,992)
     Purchase of equipment                                              (601,251)             (261,400)
                                                                     -----------           -----------

NET CASH USED FOR INVESTING ACTIVITIES                                  (144,868)              (86,933)
                                                                     -----------           -----------

FINANCING ACTIVITIES
     Net borrowing on short-term notes payable                         2,550,000              (497,447)
     Principal payments on long-term debt                               (295,152)             (447,046)
     Shareholder distributions                                          (431,757)             (264,912)
                                                                     -----------           -----------

NET CASH USED FOR FINANCING ACTIVITIES                                 1,823,091            (1,209,405)
                                                                     -----------           -----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                  (62,818)             (262,773)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                            62,818               325,591
                                                                     -----------           -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                             $        --           $    62,818
                                                                     ===========           ===========

SUPPLEMENTAL DISCLOSURE
  OF CASH FLOW INFORMATION
     Cash paid during the year
         Interest                                                    $   118,587           $   120,701
                                                                     ===========           ===========


See Independent Accountant's Report and Notes to Financial Statements.

LOEGERING MFG. INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
AND DECEMBER 31, 2003 (AUDITED)
(See Independent Accountant's Report)

--------------------------------------------------------------------------------

NOTE 1 - PRINCIPAL ACTIVITY AND SIGNIFICANT ACCOUNTING POLICIES

Principal Business Activity

The Company is engaged in the manufacturing and sale of steel tracks and other utility attachments.

Concentrations of Credit Risk

The Company grants credit to distributors and dealers across the United States.

The Company maintains cash balances at one financial institution. The account is ensured by the Federal Deposit Insurance Corporation up to $100,000. At times during the year, the Company's bank balance exceeds this limit.

Receivables and Credit Policies

Trade receivables are uncollateralized customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. Unpaid trade receivables with invoice dates over 60 days old bear interest at 1.5% per month. Trade receivables are stated at the amount billed to the customer plus any accrued and unpaid interest. Payments of trade receivables are allocated to the specific invoices identified on the customer's remittance advice or, if unspecified, are applied to the earliest unpaid invoices. The carrying amount of the trade receivables is reduced by an amount that reflects management's best estimate of the amounts that will not be collected.

Revenue Recognition

Sales are recognized upon shipment of the related equipment and replacement parts.

Investments

The Company's available for sale securities are held in mutual funds and equities. Unrealized holding gains and losses on the available for sale securities are reported as a net amount in a separate component of the stockholder's equity until realized. Gains and losses on the sale of securities available-for-sale are determined using the specific identification method.

Inventories

Inventories of raw materials, work-in-process and finished goods are valued at lower of cost (standard cost) or market.



(continued on next page)

NOTES TO FINANCIAL STATEMENTS
(See Independent Accountant's Report)

--------------------------------------------------------------------------------


Property and Equipment

Property and equipment are stated at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are charged to expense. Depreciation is computed using the straight-line and declining-balance methods. The estimated useful lives used in the computation of depreciation are 5-40 years.

Intangible Assets

Patents, stated at cost less accumulated amortization, are amortized on the straight-line method over a fifteen year period. The non-compete and other intangible assets, stated at cost less accumulated amortization, are amortized on the straight-line method over a five year period.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Advertising

Advertising costs are expensed as incurred. Advertising expense totaled $268,281 for the period ended September 30, 2004 and $311,877 for the year ended December 31, 2003.

Research and Development

Research and Development costs are expensed as incurred. Research and development expense totaled $654,707 for the period ended September 30, 2004 and $495,855 for the year ended December 31, 2003.

Reclassifications

Certain amounts have been reclassified in the 2003 financial statements to be comparative with amounts reported in 2004. These reclassifications have no effect on net income or the change in stockholders equity.




(continued on next page)

NOTES TO FINANCIAL STATEMENTS
(See Independent Accountant's Report)

--------------------------------------------------------------------------------


Income Taxes

The corporation has elected to be treated as an S Corporation under the Internal Revenue Code. The Company is generally not subject to income taxes. Instead, corporate taxable earnings are passed through to the company's stockholder who is responsible for any taxes which may be due.

Recently Issued Pronouncements

The Financial Accounting Standards Board has recently issued Interpretation No. 46R, Consolidation of Variable Interest Entities. Upon its effective date, the statement may require consolidation of Loegering Building Limited Partnership, an entity related by common ownership. The effect of the pronouncement has not yet been determined.

Warranty Reserve

Management uses prior experience and evaluates the current products to determine the warranty reserve.


NOTE 2 - INVESTMENT SECURITIES

The carrying amounts of investment securities as shown in the balance sheet of the company and their fair values at December 31, 2003 were as follows:

                                                December 31, 2003
                           --------------------------------------------------------------

                                              Gross             Gross
                                            Unrealized        Unrealized          Fair
                             Cost             Gains             Losses            Value
                           --------         ----------        ----------         --------
Mutual Funds               $ 14,549          $     --          $     --          $ 14,549
Equity Securities           358,345            56,484            14,478           400,351
                           --------          --------          --------          --------

                           $372,894          $ 56,484          $ 14,478          $414,900
                           ========          ========          ========          ========


NOTE 3 - INVENTORIES

                            2004                2003
                         -----------         ----------
                         (Unaudited)         (Audited)

Raw materials            $  121,212          $  283,215
Work-in-process             133,705              31,806
Finished goods            4,547,807           1,824,678
                         ----------          ----------

                         $4,802,724          $2,139,699
                         ==========          ==========



(continued on next page)

NOTES TO FINANCIAL STATEMENTS
(See Independent Accountant's Report)

--------------------------------------------------------------------------------


NOTE 4 -  INTANGIBLE ASSETS


                                      2004                  2003
                                  -----------           -----------
                                  (Unaudited)            (Audited)

Patents                           $ 1,329,076           $ 1,329,076
Non compete agreements                400,000               400,000
Other                                  25,000                25,000
Accumulated amortization             (870,599)             (796,646)
                                  -----------           -----------

                                  $   883,477           $   957,430
                                  ===========           ===========

Amortization charged to operations totaled $73,954 for the period ended September 30, 2004 and $98,604 for the year ended December 31, 2003.

Estimated future amortization is as follows:


  Period Ending
------------------

      2004 (3 months)     $ 24,651
      2005                  88,606
      2006                  88,606
      2007                  88,606
      2008                  88,606
      Thereafter           504,402
                          --------

                          $883,477
                          ========

NOTE 5 -  NOTE RECEIVABLE


                                                                                           2004               2003
                                                                                        -----------        ---------
                                                                                        (Unaudited)        (Audited)

6.0% note receivable from Loegering Building Limited Partnership, related party, due in monthly installments of $9,335, including
  interest to March 2007, secured by land and building                                    $259,527          $339,968

     Less current maturities                                                               137,042           137,042
                                                                                          --------          --------

                                                                                          $122,485          $202,926
                                                                                          ========          ========



(continued on next page)

NOTES TO FINANCIAL STATEMENTS
(See Independent Accountant's Report)

--------------------------------------------------------------------------------

Current maturities on note receivable is as follows:


   Period Ending
--------------------

2004                         $ 24,243
2005 (nine months)            112,799
2005 (three months)            20,415
2006                           81,660
2007                           20,410
                             --------

                             $259,527
                             ========


NOTE 6 - PROPERTY, PLANT AND EQUIPMENT


                                   2004                2003
                                ----------          ----------
                                (Unaudited)          (Audited)

Shop equipment                  $2,925,857          $2,592,671
Office Equipment                   879,318             777,718
Leasehold improvements             432,489             435,158
Vehicles                           290,012             120,879
                                ----------          ----------

                                $4,527,676          $3,926,426
                                ==========          ==========

Depreciation expense totaled $374,305 for the period ended September 30, 2004 and $423,470 for the year ended December 31, 2003.


NOTE 7 - OPERATING LEASES

The Company is party to various leases for operating facilities and equipment. The remaining terms of the leases expire at various times through 2006.

Approximate future minimum annual lease payments are as follows:

Period Ending
-------------

2004             $1,519
2005              6,078
2006                552
                 ------

                 $8,149
                 ======

Lease expense totaled $204,251 of which $167,400 was paid to a related party for the period ended September 30, 2004 and $256,949 of which $223,200 was paid to a related party for the year ended December 31, 2003.




(continued on next page)

NOTES TO FINANCIAL STATEMENTS
(See Independent Accountant's Report)

--------------------------------------------------------------------------------


NOTE 8 -  NOTES PAYABLE AND LONG -- TERM DEBT

Details pertaining to short-term notes payable are as follows:


                                                                                        2004                  2003
                                                                                     -----------           -----------
                                                                                     (Unaudited)            (Audited)

4.87% variable rate line of credit to Wells Fargo,
  due May 2003, secured by accounts receivable,
  inventory, equipment and general intangibles                                       $ 3,050,000           $   500,000
                                                                                     ===========           ===========

Details pertaining to long-term debt are as follows:

7.95% long-term revolving note payable of $1,575,000 to Wells Fargo Bank of
  North Dakota maturing January 2005, annual installments are calculated based on declining
  available balance, secured by equipment and other assets                           $   315,000           $   630,000

4.31%, note payable to Wells Fargo Bank, due in monthly installments of
  $10,258 increasing to $12,912 over the life of note, including interest, to July 2006, secured by
  equipment and other assets                                                             279,643               377,861

6.50% note payable to Western Finance, due in
  monthly installments of $766, including interest,
  to September 2004, secured by equipment                                                     --                 6,055


3.90% note payable to F.F. Fischer Leasing, due in
  monthly installments of $2,698, including interest,
  to January 2008, secured by equipment                                                  124,121                    --
                                                                                     -----------           -----------
                                                                                         718,764             1,013,916

    Less current maturities                                                             (453,383)             (453,383)
                                                                                     -----------           -----------

                                                                                     $   265,381           $   560,533
                                                                                     ===========           ===========





(continued on next page)

NOTES TO FINANCIAL STATEMENTS
(See Independent Accountant's Report)

--------------------------------------------------------------------------------


Long-term debt maturities are as follows:

  Period Ending
-------------------

2004                         $ 41,084
2005 (nine months)            412,299
2005 (three months)            74,203
2006                          117,897
2007                           42,781
2008                           30,500
                             --------

                             $718,764
                             ========


NOTE 9 -  EMPLOYEE BENEFIT PLAN

The Company participates in a Defined Contribution Plan in which all employees of Loegering Mfg. Inc. that are 18 years of age and have worked at least 1 year are eligible. Contributions made to the plan were $169,094 for the period ended September 30, 2004 and $222,469 for the year ended December 31, 2003.


NOTE 10 - COMMITMENTS AND CONTINGENCIES

Warranty Costs

The Company warrants tracks against failures caused by defective material or workmanship. The warranty reserve and warranty expense are as follows:

                                                  2004                2003
                                               -----------         ----------
                                               (Unaudited)          (Audited)

Warranty reserve, beginning of period          $  46,392           $  33,200

    Expense                                      141,033              70,746
    Payments                                    (106,104)            (57,554)
                                               ---------           ---------

Warranty reserve, end of period                $  81,321           $  46,392
                                               =========           =========



(continued on next page)

NOTES TO FINANCIAL STATEMENTS
(See Independent Accountant's Report)

--------------------------------------------------------------------------------



NOTE 11 - COMPREHENSIVE INCOME

Changes in and determination of other comprehensive income is as follows:


                             Unrealized Gains (Losses)
                                   on Securities
                             -------------------------

Balance, December 31, 2002           $ (59,450)

    Current year change                101,456
                                     ---------

Balance, December 31, 2003              42,006

    Current year change                (42,006)
                                     ---------

Balance, September 30, 2004          $      --
                                     =========

NOTE 12 - STOCKHOLDER DISTRIBUTIONS

Stockholder distributions for the period ended September 30, 2004 and the year ended December 31, 2003 were as follows:

                                                         2004               2003
                                                      -----------        ---------
                                                      (Unaudited)        (Audited)

General distributions                                  $117,183          $104,400
Distributions for shareholder tax payments
  for S-corporation income for prior tax year           314,574           160,512
                                                       --------          --------
                                                       $431,757          $264,912
                                                       ========          ========

NOTE 13 - SUBSEQUENT EVENT (UNAUDITED)

On October 4, 2004, A.S.V., Inc. (a Minnesota-based public company) purchased all of the outstanding common stock of Loegering Mfg. Inc. pursuant to a Merger Agreement for $18.23 million. Subsequent to the Merger, Loegering became a wholly-owned subsidiary of A.S.V., Inc.

                   UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

         The following unaudited pro forma combined financial statements reflect the pro forma consolidated results of operation of A.S.V., Inc. ("ASV") for the year ended December 31, 2003 and the nine months ended September 30, 2004, with those of Loegering Mfg. Inc. ("Loegering") for the year ended December 31, 2003 and the nine months ended September 30, 2004, after giving effect to the acquisition of Loegering by ASV (the "Merger") pursuant to the Merger Agreement by and among ASV, Loegering, LMI Merger Corp., The Marilyn A. Loegering Revocable Trust and Marilyn A. Loegering, dated October 1, 2004, under the assumptions set forth in the accompanying notes. The unaudited pro forma combined balance sheet combines the September 30, 2004 unaudited historical consolidated balance sheet of ASV with the September 30, 2004 unaudited historical balance sheet of Loegering after giving effect to the Merger, under the assumptions set forth in the accompanying notes. The unaudited pro forma combined financial statements should be read in conjunction with the accompanying explanatory notes, the Merger Agreement, the historical financial statements and related notes of ASV previously filed and the financial statements and related notes of Loegering appearing elsewhere in, or incorporated by reference into, this Current Report on Form 8-K/A (Amendment No.
1).

      A.S.V., INC. AND LOEGERING MFG. INC. PROFORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004
                                   (UNAUDITED)

                                                                       Loegering       Pro Forma         Pro Forma
ASSETS                                                A.S.V., Inc.      Mfg. Inc.     Adjustments         Combined
                                                      ------------     ---------      -----------         --------

CURRENT ASSETS
   Cash and cash equivalents.............            $  43,946,833   $         -       (3,480,000) (a)  $  38,892,728
                                                                                       (1,574,105) (c)
   Short-term investments................                4,232,332             -                            4,232,332
   Accounts receivable, net..............               28,312,083       1,667,313                         29,979,396
   Inventories...........................               29,257,453       4,802,724                         34,060,177
   Other current assets..................                  955,293         322,141                          1,277,434
                                                     -------------   -------------                      -------------
         Total current assets                          106,703,994       6,792,178     (5,054,105)        108,442,067
                                                     -------------   -------------                      -------------

PROPERTY AND EQUIPMENT, net..............                7,763,655       1,478,442      1,574,105 (c)      10,816,202
                                                     -------------   -------------                      -------------

OTHER ASSETS
   Intangible assets, net................                      -           883,477      9,309,022 (a)      10,192,499
   Goodwill..............................                      -               -        6,512,282 (a)       6,512,282
   Note receivable, less current portion.                      -           122,485                            122,485
                                                     -------------   -------------                      -------------
         Total other assets                                    -         1,005,962                         16,827,266
                                                     -------------   -------------                      -------------

         Total Assets                                $ 114,467,649   $   9,276,582    $12,341,304       $ 136,085,535
                                                     =============   =============    ===========       =============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Short-term notes payable..............            $         -     $   3,050,000                      $   3,050,000
   Current portion of long-term liabilities                141,867         453,383                            595,250
   Accounts payable......................                7,429,059       2,360,048                          9,789,107
   Accrued liabilities
     Compensation........................                  384,381         344,547                            728,928
     Warranty reimbursements.............                  491,100             -                              491,100
     Warranties..........................                2,045,000          81,321                          2,126,321
     Other...............................                  769,296         313,206                          1,082,502
   Income taxes payable..................                1,714,751              -                           1,714,751
                                                     -------------   -------------                      -------------
         Total current liabilities.......               12,975,454       6,602,505                         19,577,959
                                                     -------------   -------------                      -------------

LONG-TERM LIABILITIES,
   less current portion..................                1,738,862         265,381                          2,004,243
                                                     -------------   -------------                      -------------

COMMITMENTS AND
   CONTINGENCIES.........................                     -                -                                  -

SHAREHOLDERS' EQUITY
Capital stock, $.01 par value:
     Preferred stock.....................                     -                -                                  -
     Common stock .......................                  126,568           1,200         (1,200) (b)        130,852
                                                                                            4,284  (a)
   Additional paid-in capital............               67,002,415             -       14,745,716  (a)     81,748,131
   Retained earnings.....................               32,624,350       2,407,496     (2,407,496) (b)     32,624,350
                                                     -------------   -------------                      -------------

                                                        99,753,333       2,408,696     12,341,304         114,503,333
                                                     -------------   -------------                      -------------

         Total Liabilities and Shareholders'
           Equity                                    $ 114,467,649   $   9,276,582    $12,341,304       $ 136,085,535
                                                     =============   =============    ===========       =============


See notes to pro forma combined financial statements.

  A.S.V., INC. AND LOEGERING MFG. INC. PROFORMA COMBINED STATEMENT OF EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)

                                                                      Loegering         Pro Forma        Pro Forma
                                                  A.S.V., Inc.        Mfg. Inc.        Adjustments       Combined
                                                  ------------        ---------        -----------       --------

Net sales...................................     $ 112,742,264    $   10,293,251                       $123,035,515

                                                                                        1,432,879  (g)

Cost of goods sold..........................        87,100,595         5,032,777           10,792  (e)   93,577,043
                                                 -------------    --------------                       ------------


         Gross profit.......................        25,641,669         5,260,474                         29,458,472

Operating expenses:
     Selling, general and administrative....         6,341,065         5,792,448           23,924  (d)    9,915,951
                                                                                         (153,900) (f)
                                                                                       (2,087,586) (g)

     Research and development...............           561,333               -            654,707  (g)    1,216,040
                                                 -------------    --------------    -------------       -----------

         Operating income (loss)............        18,739,271          (531,974)         119,184        18,326,481

Other income (expense)
     Interest income........................           573,826               -                              573,826
     Interest expense.......................           (84,684)         (123,940)                          (208,624)
     Other, net.............................             3,675          (144,373)                          (140,698)
                                                 -------------    ---------------   -------------       -----------

         Income (loss) before income taxes..        19,232,088          (800,287)                        18,550,985

         Provision for (benefit from)                                                      43,000  (i)
           income taxes.....................         7,025,000               -           (292,000) (h)    6,776,000
                                                 -------------    --------------    -------------       -----------

         NET EARNINGS (LOSS)................     $  12,207,088    $     (800,287)   $     368,184       $11,774,985
                                                 =============    ===============   =============       ===========
Net earnings per common share

     Basic..................................     $         .97                                          $       .91
                                                 =============                                          ===========

     Diluted................................     $         .92                                          $       .86
                                                 =============                                          ===========

Weighted average number of common
     shares outstanding

     Basic..................................        12,578,128                            428,404        13,006,532
                                                 =============                      =============       ===========

     Diluted................................        13,307,484                            428,404        13,735,888
                                                 =============                      =============       ===========





See notes to pro forma combined financial statements.

  A.S.V., INC. AND LOEGERING MFG. INC. PROFORMA COMBINED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                      Loegering         Pro Forma        Pro Forma
                                                  A.S.V., Inc.        Mfg. Inc.        Adjustments       Combined
                                                  ------------        ---------        -----------       --------
Net sales...................................     $  96,386,576    $   12,373,570                       $108,760,146

                                                                                        1,839,392  (g)

Cost of goods sold..........................        75,895,524         5,363,686           14,390  (e)   83,112,992
                                                 -------------    --------------                        -----------
         Gross profit.......................        20,491,052         7,009,884                         25,647,154
Operating expenses:
     Selling, general and administrative....         6,177,324         6,274,294           31,899  (d)    9,943,070
                                                                                         (205,200) (f)
                                                                                       (2,335,247) (g)

     Research and development...............           794,729               -            495,855  (g)    1,290,584
                                                 -------------    --------------    -------------       -----------
         Operating income...................        13,518,999           735,590          158,911        14,413,500

Other income (expense)
     Interest income........................           140,366               -                              140,366
     Interest expense.......................          (129,359)         (134,390)                          (263,749)
Other, net..................................            37,897            29,799                             67,696
                                                 -------------    --------------    -------------       -----------
         Income before income taxes.........        13,567,903           630,999                         14,357,813

                                                                                           56,000 (i)
         Provision for income taxes.........         4,850,000               -            226,000 (h)     5,132,000
                                                 -------------    --------------    -------------       -----------
NET EARNINGS................................     $   8,717,903    $      630,999    $   (123,089)       $ 9,225,813
                                                 =============    ==============    =============       ===========
Net earnings per common share

     Basic..................................     $         .85                                          $       .87
                                                 =============                                          ===========

     Diluted................................     $         .78                                          $       .79
                                                 =============                                          ===========
Weighted average number of common
     shares outstanding

     Basic..................................        10,218,793                            428,404        10,647,197
                                                 =============                      =============       ===========
     Diluted................................        11,185,683                            428,404        11,614,087
                                                 =============                      =============       ===========



See notes to pro forma combined financial statements.

                                  A.S.V., INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

NOTE 1.  BASIS OF PRESENTATION

         On October 4, 2004, ASV acquired all the outstanding common stock of Loegering Mfg. Inc. (Loegering) of Casselton, North Dakota in a merger transaction. Loegering is a manufacturer of over-the-tire steel tracks for wheeled skid-steers and also provides attachments for the skid-steer market. ASV acquired all the outstanding common stock of Loegering for $18.23 million through the issuance of approximately 430,000 shares of ASV common stock valued at $14.75 million and cash of $3.48 million. Following completion of the transaction, Loegering became a wholly owned subsidiary of ASV. The acquisition has been accounted for as a purchase. In a related transaction, ASV acquired real property representing Loegering's manufacturing facility from Loegering affiliates for $1.57 million.

NOTE 2.  PRO FORMA ADJUSTMENTS

(a) The following purchase price allocation represents a preliminary estimate of the fair market value of the assets acquired from Loegering. The preliminary estimate of fair market value, which ASV expects to finalize in connection with the audit of its December 31, 2004 financial statements, was determined through an independent appraisal in accordance with Statement of Financial Accounting Standard No. 142:

                  PURCHASE PRICE

                  Cash paid for common stock of Loegering                                    $   3,480,000
                  ASV common stock issued for common stock of Loegering                         14,750,000
                                                                                             -------------

                  Total purchase price                                                       $  18,230,000

                  PURCHASE PRICE ALLOCATION

                  Net assets acquired                                                        $   2,408,696

                  Trade name, trademarks and related trade dress                                 5,334,000

                  Patents, granted and applied for                                               1,813,022

                  Dealer/customer network                                                        2,162,000
                                                                                             -------------

                  Excess of cost over net assets acquired                                    $   6,512,282
                                                                                             =============

(b)               Elimination of Loegering's historical common stock and retained earnings.

(c)               ASV acquisition of Loegering's manufacturing facility and certain real estate.

(d)               Depreciation of Loegering's manufacturing facility and certain real estate.

(e)               Amortization of patents granted.

(f)               Elimination of rent paid to former owners of Loegering's manufacturing facility and certain real estate.

(g)               Reclassification of Loegering expenses to conform to ASV presentation.

(h)               Estimated income tax provision for Loegering.

(i)               Income tax effect of pro forma depreciation, amortization and rent adjustments.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            A.S.V., INC.


Date:  December 17, 2004                    By:  /s/ Gary Lemke
                                                 -------------------------------
                                                 Name:  Gary Lemke
                                                 Title: Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit No.                Description
      -----------                -----------
         2.1                     Merger Agreement, dated as of October 1, 2004, by and among the Company, LMI,
                                 LMI Merger Corp., The Marilyn A. Loegering Revocable Trust and Marilyn A.
                                 Loegering (incorporated by reference to Exhibit 2.1 to the Current Report on
                                 Form 8-K filed by the Company on October 7, 2004)

         23.1                    Consent of Eide Bailly LLP